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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 8, 1999

                                INFONAUTICS, INC.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)




             Pennsylvania               0-28284               23-2707366
-------------------------------- -------------------- -------------------------
            (State or Other           (Commission            IRS Employer
            Jurisdiction of           File Number)       Identification No.)
            Incorporation)


      900 West Valley Road, Suite 1000
          Wayne, Pennsylvania                                 19087
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 (Address of Principal Executive Offices)                    Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (610) 971-8840

                                (not applicable)
--------------------------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)

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ITEM     5. OTHER EVENTS.

     On July 8, 1999, Infomautics, Inc. issued the following Press Release:




INFONAUTICS, INC. AND BELL & HOWELL COMPANY ANNOUNCE PLAN TO CREATE NEW EDUCATION COMPANY

   INFONAUTICS RECEIVES SUBSTANTIAL CASH INFUSION TO PURSUE INTERNET STRATEGY

WAYNE, Pa (July 8, 1999) -- Infonautics, Inc. (NASDAQ: INFO) and Bell & Howell Company (NYSE: BHW) today announced that they have signed a definitive agreement to create a new, as-yet-to-be-named company that will combine both firms' K-12 reference businesses.

Infonautics will contribute its school and library Electric Library -Registered Trademark- business and will receive 27 percent of the new company. Bell & Howell will own the balance of the new entity and also will assume ownership of Infonautics' e-commerce online archive business. In connection with the transaction, Infonautics will receive $22 million in cash. Infonautics will continue to develop and market its suite of Sleuth services and will retain rights to market Electric Library to consumers.

The board of directors of the new company, to be based in Wayne, PA, will be made up of 8 directors, six of which will be designated by Bell & Howell and two by Infonautics. To provide for a smooth transition, Van Morris, CEO and President of Infonautics, will also be CEO of the new company. Bell & Howell Chairman and CEO, Jim Roemer, will serve as Chairman of the Board of the new company.

"This transaction brings real clarity to our business," said Van Morris of Infonautics. "We believe it provides Infonautics with the capital necessary to fully develop our Sleuth business and to market Electric Library to individual users over the Web. In addition, by combining our school and library business with Bell & Howell's K-12 business, we create a new entity with greater revenues, stronger capabilities and more significant reach into the educational community."

Infonautics launched its first Sleuth service, Company Sleuth-TM-, late last year. Since then more than 200,000 people have registered for the free business information service. In May the company launched Job Sleuth-TM- a free service that searches the Internet's top job sites and databases for opportunities that match its users' profiles. The company has announced that it plans to launch its next Sleuth service, Sports Sleuth-TM-, later this quarter. "The transaction with Bell & Howell provides Infonautics with the financial resources necessary to execute our Internet strategy," said Morris. "Ultimately we believe there will be considerable value in aggregating multiple Sleuth sites into a personal Sleuth portal."

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Morris said Infonautics will benefit from the combination of its K-12 business with that of Bell & Howell Information and Learning into the new company. "We're immensely proud of what we achieved in the school market," said Morris. "In just two and a half years we grew that business from a standing start to a licensed base of more than 15,000 schools and libraries. Now, by combining that business with Bell & Howell's, we will produce a powerful market leader that can be truly innovative in meeting the needs of an under-served school community," said Morris. "While we've converted some of that value into cash, Infonautics shareholders also will share in the new entity's future success."

The company noted that completion of the transaction is subject to certain conditions including shareholder and regulatory approval.

The company will have a conference call Friday Morning, July 9th, 1999, at 8:30 a.m. ET. The call will be available on the Internet through V-call at http://www.vcall.com. To listen to the call, please go to the v-call web site at least fifteen minutes early to register, download, and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.


ABOUT BELL & HOWELL
Bell & Howell Company (NYSE: BHW), headquartered in Skokie, Ill., is a leading information solutions and services provider to industries worldwide. In each of its businesses, the company transforms information through software and services, helping its customers operate more effectively and efficiently. Additional information on Bell & Howell Company can be found at http://www.bellhowell.com.

Bell & Howell Information and Learning collects, organizes and distributes information worldwide to researchers, faculty, and students in libraries and schools. Users access periodicals, newspapers, dissertations, out-of-print books, and other scholarly information from more than 8,000 publishers worldwide through ProQuest-Registered Trademark-, Bell & Howell's Web-based online information system, and with UMI-Registered Trademark- microform and print reference products. For more information about Bell & Howell Information and Learning, call 800-521-0600 (U.S. and Canada) or 734-761-4700, or visit http://bellhowell.infolearning.com.

ABOUT INFONAUTICS
Infonautics, Inc. (NASDAQ: INFO) is a pioneering provider of Internet information services to schools, libraries, consumers and businesses. The Infonautics Network of web properties includes Company Sleuth, Electric Library, Job Sleuth, Encyclopedia.com and Researchpaper.com. Company Sleuth (http://companysleuth.com), is the Internet's leading source of free, legal, inside information about publicly traded companies and has recently been selected by PC Magazine as one of the "Top 100 Web Sites" on the Internet. Electric Library was


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the first reference service of its type on the Internet, and today is one of the fastest growing electronic reference products for schools and libraries, serving more than 15,000 institutions in all 50 states. Electric Library is also one of the largest paid subscription sites on the Web with more than 75,000 paying subscribers. The Company also provides e-commerce online archive services to major publishers and other content creators. Infonautics was founded in November 1992, and is headquartered in Wayne, PA.

INFONAUTICS and ELECTRIC LIBRARY are registered trademarks of Infonautics, Inc. or its subsidiaries. COMPANY SLEUTH, JOB SLEUTH, SPORTS SLEUTH, ENCYCLOPEDIA.COM and RESEARCHPAPER.COM are trademarks of Infonautics, Inc. or its subsidiaries. All other trademarks and service marks are the properties of their respective owners.

    THIS NEWS RELEASE CONTAINS, IN ADDITION TO HISTORICAL INFORMATION, FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE COMPLETION AND APPROVAL OF THE DEFINITIVE AGREEMENT AND THE TRANSACTIONS RELATED TO IT, THE SUFFICIENCY OF CAPITAL RAISED AND USED, THE DEVELOPMENT AND SUCCESS
    OF THE COMPANY'S SLEUTH BUSINESSES AND ELECTRIC LIBRARY BUSINESSES, FUTURE BUSINESSES AND SERVICES, THE COMPANY'S EQUITY INTERESTS IN THE NEW COMPANY AND THE VALUE OF THE NEW COMPANY. SUCH STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF UNCERTAINTIES AND RISKS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. MORE INFORMATION ABOUT POTENTIAL FACTORS WHICH COULD AFFECT THE COMPANY'S FINANCIAL RESULTS IS INCLUDED IN THE RISK FACTORS SECTIONS OF THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT ARE BASED ON INFORMATION AVAILABLE TO THE COMPANY AS OF THE DATE OF THIS DOCUMENT, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE ANY SUCH FORWARD-LOOKING STATEMENTS.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INFONAUTICS, INC.


                                    By:/s/Gerard J. Lewis, Jr.
                                        -----------------------------------
                                    Gerard J. Lewis, Jr.
                                    Vice President and General Counsel

Dated:  July 9, 1999